Supplement dated October 9, 2025, to the Statutory Prospectus, Updating Summary Prospectus, and Initial Summary Prospectus dated May 1, 2025 for the Pacific Advisory Variable Annuity individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company:

The purpose of this supplement is to announce certain underlying fund and premium guideline changes effective November 3, 2025. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Updating Summary Prospectus, or Statutory Prospectus, as applicable, (collectively, the "Prospectus") for your Contract, as supplemented. All information in the Prospectus dated May 1, 2025, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us (800) 722-4448, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

  The changes outlined below will become effective November 3, 2025.

The Maximum Total Purchase Payments row from the table in the Initial Summary Prospectus, under the heading BUYING THE CONTRACT, will be deleted and replaced with the following:

Maximum Total Purchase Payments	Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000 Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 up to an issue age of 85 ($1,000,000 for applicants between the ages of 86 and 95) We reserve the right to change this administrative practice in the future. The aggregate amount is based on all contracts where you are either the owner and/or annuitant.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section BUYING YOUR CONTRACT - How to Apply for Your Contract.

The maximum age of a Contract Owner/Annuitant, including Joint Owners, Joint Annuitants, and Contingent Annuitants, for which a Contract will be issued is 90. We may issue Contracts to applicants between the ages of 91 and 95 when minimum Purchase Payment requirements are met. We reserve the right to reject additional Purchase Payments. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 for up to an issue age of 85 ($1,000,000 for applicants ages 86-95). We reserve the right to change this administrative practice in the future. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section BUYING YOUR CONTRACT – Making Your Investments.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 for up to an issue age of 85 ($1,000,000 for applicants ages 86-95). We reserve the right to change this administrative practice in the future. For purposes of this limit, the aggregate purchase payments are based on all contracts for which you are either owner and/or annuitant.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section State Considerations – California - BUYING YOUR CONTRACT.

Your Contract requires that you must obtain our consent before making an initial Purchase Payment equal to or greater than $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 for up to an issue age of 85 ($1,000,000 for applicants ages 86-95). The Contract Owner’s age is calculated as of his or her last birthday.

All other references in the prospectus to an initial or additional purchase payment that will bring your aggregate Purchase Payments over $1,000,000 will change to the above disclosure.

Effective November 3, 2025, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to add the following fund:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 Year	5 Year	10 Year
This Fund seeks capital appreciation.	Pacific Select Fund Capital Appreciation Portfolio Class P; Pacific Life Fund Advisors LLC (T. Rowe Price Associates, Inc.)	0.75%[1]	NA	NA	NA

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 3, 2025, the Allowable Investment Options in the LIVING BENEFIT ALLOCATION REQUIREMENTS section in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to add the following Allowable Investment Option as an eligible allocation for all Living Benefit Riders:

PSF Capital Appreciation Portfolio

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